UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

August 31, 2009

	Number of
	Shares	Value
Common Stock – 67.98%
Consumer Discretionary – 3.98%
=P†Avado Brands	1,390	$0
Cablevision Systems	700	15,638
†DIRECTV Group	1,050	25,998
Gap	69,000	1,355,850
Mattel	59,900	1,077,601
Time Warner Cable Class A	2	74
		2,475,161
Consumer Staples – 10.43%
Archer-Daniels-Midland	37,100	1,069,593
CVS Caremark	34,400	1,290,687
Heinz (H.J.)	27,400	1,054,900
Kimberly-Clark	19,300	1,166,878
Kraft Foods Class A	37,000	1,048,950
Safeway	45,400	864,870
		6,495,878
Diversified REITs – 0.84%
Vornado Realty Trust	7,605	437,440
*Washington Real Estate Investment Trust	3,300	88,968
		526,408
Energy – 4.44%
Chevron	12,600	881,244
ConocoPhillips	19,500	878,085
Marathon Oil	32,500	1,003,275
		2,762,604
Financials – 5.99%
Allstate	45,000	1,322,550
Bank of New York Mellon	36,700	1,086,687
Blackstone Group	3,000	38,670
Travelers	25,400	1,280,668
		3,728,575
Health Care – 10.72%
Bristol-Myers Squibb	42,200	933,886
=Cardinal Health	30,500	757,315
Johnson & Johnson	17,000	1,027,480
Merck	34,600	1,122,077
Pfizer	56,400	941,880
Quest Diagnostics	16,700	901,132
Wyeth	20,700	990,495
		6,674,265
Health Care REITs – 2.46%
HCP	12,650	360,272
*Health Care REIT	9,060	386,952
Nationwide Health Properties	8,800	280,544
*Omega Healthcare Investors	7,900	133,589
Ventas	9,375	367,594
		1,528,951
Hotel REITs – 0.37%
Host Hotels & Resorts	23,100	230,307
		230,307
Industrial REITs – 0.37%
AMB Property	3,580	81,731
DCT Industrial Trust	9,200	48,576
ProLogis	8,800	97,856
		228,163
Industrials – 3.38%
†Delta Air Lines	4	29
†Flextronics International	4,400	26,092
†Foster Wheeler	2	58
Grupo Aeroportuario del Centro Norte ADR	5,800	66,120
*†Mobile Mini	1,651	29,272
Northrop Grumman	19,900	971,319
=†PPT Holdings	350	4
*Waste Management	33,700	1,008,641
		2,101,535

Information Technology – 8.03%
Intel	66,600	1,353,312
International Business Machines	11,400	1,345,770
Motorola	152,700	1,096,386
Xerox	139,100	1,203,215
		4,998,683
Mall REITs – 1.68%
†General Growth Properties	6	16
*Macerich	11,550	331,023
Simon Property Group	11,200	712,544
		1,043,583
Materials – 1.90%
duPont (E.I.) deNemours	37,100	1,184,603
		1,184,603
Mortgage REITs – 0.54%
Annaly Capital Management	2,300	39,882
Chimera Investment	23,800	90,440
†Cypress Sharpridge Investments	14,800	207,200
		337,522
Multifamily REITs – 1.64%
Apartment Investment & Management	15,368	187,029
*BRE Properties	4,600	130,042
Camden Property Trust	6,850	251,395
Equity Residential	16,600	453,346
		1,021,812
Office REITs – 1.54%
*Alexandria Real Estate Equities	3,090	172,144
*Boston Properties	3,000	181,740
Brandywine Realty Trust	11,500	122,015
Highwoods Properties	6,600	193,841
Kilroy Realty	3,700	102,527
Mack-Cali Realty	5,750	184,173
		956,440
Office/Industrial REITs – 0.73%
*Digital Realty Trust	5,550	241,869
Liberty Property Trust	6,500	213,005
		454,874
Real Estate Operating REITs – 0.51%
†Starwood Property Trust	16,000	316,640
		316,640
Self-Storgage REITs – 0.58%
*Public Storage	5,150	363,333
		363,333
Shopping Center REITs – 0.44%
*Federal Realty Investment Trust	300	18,711
Kimco Realty	15,630	196,157
Ramco-Gershenson Properties Trust	5,900	62,068
		276,936
Specialty REITs – 0.63%
Entertainment Properties Trust	1,320	41,395
*Plum Creek Timber	6,885	208,546
Potlatch	4,825	140,408
		390,349
Telecommunications – 3.24%
AT&T	33,200	864,860
†Century Communications	500,000	0
Frontier Communications	24,400	173,484
*†Leap Wireless International	700	11,543
†MetroPCS Communications	1,600	12,736
Verizon Communications	30,700	952,928
		2,015,551
Utilities – 3.54%
Edison International	33,900	1,132,599
†*Mirant	189	3,185
NorthWestern	3,300	79,167
Progress Energy	25,100	992,203
		2,207,154
Total Common Stock (cost $48,927,492)		42,319,327

Convertible Preferred Stock – 3.12%
Banking, Finance & Insurance – 0.71%
Aspen Insurance 5.625% exercise price $29.28, expiration date 12/31/49	8,800	431,200
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11	3,500	10,465
		441,665
Cable, Media & Publishing – 0.37%
#Interpublic Group 144A 5.25% exercise price $13.66, expiration date 12/31/49	360	230,490
		230,490

Energy – 0.43%
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	5,250	167,055
Whiting Petroleum 6.25% exercise price $43.42, expiration date 12/31/49	800	102,400
		269,455
Health Care & Pharmaceuticals – 0.66%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10	220	213,389
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10	800	193,950
		407,339
Real Estate – 0.23%
Nationwide Health Properties Services B 7.75% exercise price $22.25, expiration date 12/31/49	1,000	143,410
		143,410
Telecommunications – 0.72%
Crown Castle International 6.50% exercise price $36.88, expiration date 8/15/12	4,450	225,282
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	305	222,726
		448,008
Total Convertible Preferred Stock (cost $2,270,459)		1,940,367

Preferred Stock – 0.15%
Banking, Finance & Insurance – 0.12%
•PNC Financial Services Group 8.25%	80,000	72,983
		72,983
Industrials – 0.00%
=Port Townsend	70	0
		0
Real Estate – 0.03%
W2007 Grace Acquisitions I 8.75%	34,400	17,200
		17,200
Total Preferred Stock (cost $978,687)		90,183
	Principal
	Amount
Convertible Bonds – 14.03%
Aerospace & Defense – 0.79%
#AAR 144A 1.75% exercise price $29.43, expiration date 2/1/26	$260,000	225,225
#L-3 Communications Holdings 144A 3.00% exercise price $101.13, expiration date 8/1/35	265,000	266,325
		491,550
Banking, Finance & Insurance – 0.19%
National City 4.00% exercise price $482.51 expiration date 2/1/11	120,000	120,600
		120,600
Basic Materials – 0.98%
Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	20,000	17,550
Rayonier TRS Holdings 3.75% exercise price $54.82, expiration date 10/15/12	345,000	361,819
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13	235,000	229,125
		608,494
Cable, Media & Publishing – 0.14%
Interpublic Group 4.25% exercise price $ 12.42, expiration date 3/15/23	75,000	69,188
Sinclair Broadcast Group 3.00% exercise price $19.65, expiration date 5/15/27	20,000	17,975
		87,163
Computers & Technology – 2.24%
#Advanced Micro Devices 144A 6.00% exercise price $28.08, expiration date 5/1/15	450,000	303,750
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	435,000	401,287
Hutchinson Technology 3.25% exercise price $36.43, expiration date 1/15/26	340,000	227,375
*#Intel 144A 3.25% exercise price $22.68, expiration date 8/1/39	70,000	74,813
Linear Technology 3.125% exercise price $47.33, expiration date 5/1/27	180,000	179,775
SanDisk 1.00% exercise price $82.36, expiration date 5/15/13	280,000	210,700
		1,397,700
Consumer Cyclical – 0.07%
Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	55,000	45,650
		45,650
Electronics & Electrical Equipment – 0.13%
Flextronics International 1.00% exercise price $15.53, expiration date 8/1/10	85,000	82,238
		82,238
Energy – 0.68%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	220,000	148,775
Peabody Energy 4.75% exercise price 58.44, expiration date 12/15/41	100,000	80,500
Transocean
1.50% exercise price $168.61, expiration date 12/15/37	100,000	94,375
1.625% exercise price $168.61, expiration date 12/15/37	100,000	97,750
		421,400
Environmental Services – 0.23%
Allied Waste Industries 4.25% exercise price $45.40, expiration date 4/15/34	145,000	145,000
		145,000
Health Care & Pharmaceuticals – 2.56%
#Allergan 144A 1.50% exercise price $63.33, expiration date 4/1/26	415,000	456,499
Amgen
0.375% exercise price $79.48, expiration date 2/1/13	235,000	233,238
#144A 0.375% exercise price $79.48, expiration date 2/1/13	165,000	163,763
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	200,000	162,500

Inverness Medical Innovations Series B 3.00% exercise price $ 43.98 expiration date 5/15/16	215,000	214,731
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	110,000	91,438
Medtronic 1.65% exercise price $55.41, expiration date 4/15/13	275,000	272,593
		1,594,762
Leisure, Lodging & Entertainment – 0.33%
#International Game Technology 144A 3.25% exercise price $19.97, expiration date 5/1/14	160,000	204,800
		204,800
Real Estate – 1.92%
#Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	180,000	173,925
Developers Diversified Realty 3.00% exercise price $74.75, expiration date 3/15/12	65,000	55,738
#Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	220,000	257,950
@MeriStar Hospitality 9.50% exercise price 10.18, expiration date 4/1/10	230,000	236,095
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37	355,000	307,518
Vornado Realty Trust 2.85% exercise price $159.04, expiration date 3/15/27	175,000	161,000
		1,192,226
Retail – 0.24%
Pantry 3.00% exercise price $50.10, expiration date 11/15/12	180,000	148,050
		148,050
Telecommunications – 2.63%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13	260,000	231,400
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	180,000	157,050
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	410,000	349,524
Qwest Communications International 3.50% exercise price $5.23, expiration date 11/15/25	400,000	397,999
#SBA Communications 144A 4.00% exercise price $30.38, expiration date 10/1/14	165,000	171,188
#Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	362,000	329,873
		1,637,034
Transportation – 0.39%
Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	300,000	245,250
		245,250
Utilities – 0.51%
Dominion Resources 2.125% exercise price $36.14, expiration date 12/15/23	290,000	315,013
		315,013
Total Convertible Bonds (cost $8,947,643)		8,736,930

Corporate Bonds – 39.38%
Banking – 2.44%
•BAC Capital Trust XIV 5.63% 12/31/49	150,000	94,125
BB&T Capital Trust I 5.85% 8/18/35	20,000	16,300
BB&T Capital Trust II 6.75% 6/7/36	25,000	20,938
Capital One Capital V 10.25% 8/15/39	135,000	137,594
•Citigroup Capital XXI 8.30% 12/21/57	65,000	55,413
#GMAC 144A
6.00% 12/15/11	71,000	63,900
6.625% 5/15/12	85,000	75,650
6.875% 9/15/11	244,000	227,529
6.875% 8/28/12	196,000	172,480
JPMorgan Chase Capital XXV 6.80% 10/1/37	20,000	18,905
@Popular North America Capital Trust I 6.564% 9/15/34	70,000	51,524
•#Rabobank 144A 11.00% 12/29/49	150,000	177,665
•USB Capital IX 6.189% 4/15/49	115,000	83,950
•Wells Fargo Capital XIII 7.70% 12/29/49	205,000	179,375
Zions Bancorporation
5.50% 11/16/15	57,000	43,373
6.00% 9/15/15	141,000	101,823
		1,520,544
Basic Industry – 4.49%
California Steel Industries 6.125% 3/15/14	113,000	103,678
•#Cognis GmbH 144A 2.629% 9/15/13	75,000	63,375
Domtar 7.125% 8/15/15	99,000	95,783
*#Evraz Group 144A 9.50% 4/24/18	195,000	174,768
#FMG Finance 144A 10.625% 9/1/16	90,000	96,750
Freeport McMoRan Copper & Gold
8.25% 4/1/15	120,000	125,239
8.375% 4/1/17	10,000	10,440
Georgia-Pacific
7.70% 6/15/15	61,000	59,475
8.875% 5/15/31	94,000	90,240
Huntsman International
7.375% 1/1/15	66,000	57,090
7.875% 11/15/14	156,000	139,620
Innophos 8.875% 8/15/14	104,000	101,400
@#Innophos Holding 144A 9.50% 4/15/12	115,000	108,675
International Coal Group 10.25% 7/15/14	118,000	100,300
#MacDermid 144A 9.50% 4/15/17	188,000	158,860
•Noranda Aluminum Acquisition PIK 5.413% 5/15/15	146,509	90,103
Norske Skog Canada 8.625% 6/15/11	156,000	92,040
#Novelis 144A 11.50% 2/15/15	72,000	70,020

=@Port Townsend 7.32% 8/27/12	102,592	74,379
@Potlatch 12.50% 12/1/09	250,000	251,856
Rockwood Specialties Group 7.50% 11/15/14	85,000	82,450
•Ryerson 7.858% 11/1/14	99,000	84,645
#Sappi Papier Holding 144A 6.75% 6/15/12	141,000	117,170
#Steel Capital 144A 9.75% 7/29/13	100,000	97,250
#Steel Dynamics 144A 8.25% 4/15/16	127,000	125,413
#Teck Resources 144A
10.25% 5/15/16	38,000	42,180
10.75% 5/15/19	75,000	85,781
#Vedanta Resources 144A 9.50% 7/18/18	100,000	94,500
		2,793,480
Brokerage – 0.31%
LaBranche 11.00% 5/15/12	207,000	193,286
		193,286
Capital Goods – 2.80%
Associated Materials 9.75% 4/15/12	42,000	37,800
Building Materials Corporation of America 7.75% 8/1/14	104,000	98,280
#BWAY Holding 144A 10.00% 4/15/14	123,000	128,227
•#C8 Capital 144A 6.64% 12/31/49	100,000	65,959
*#Case New Holland 144A 7.75% 9/1/13	66,000	65,340
*#CPM Holdings 144A 10.625% 9/1/14	28,000	28,420
Eastman Kodak 7.25% 11/15/13	99,000	77,963
*Graham Packaging 9.875% 10/15/14	123,000	123,000
Graphic Packaging International
9.50% 8/15/13	90,000	90,675
#144A 9.50% 6/15/17	66,000	67,980
@Intertape Polymer 8.50% 8/1/14	90,000	61,200
Moog 7.25% 6/15/18	104,000	99,320
#Plastipak Holdings 144A
8.50% 12/15/15	66,000	63,360
10.625% 8/15/19	71,000	74,550
Pregis 12.375% 10/15/13	69,000	62,445
RBS Global/Rexnord
9.50% 8/1/14	61,000	56,425
*11.75% 8/1/16	108,000	91,260
*Sally Holdings 10.50% 11/15/16	75,000	78,188
Solo Cup 8.50% 2/15/14	134,000	123,614
Thermadyne Holdings 10.50% 2/1/14	137,000	109,943
USG
6.30% 11/15/16	127,000	102,235
#144A 9.75% 8/1/14	35,000	36,138
		1,742,322
Consumer Cyclical – 4.92%
#Allison Transmission 144A 11.00% 11/1/15	165,000	149,324
Beazer Homes USA 8.625% 5/15/11	38,000	32,110
Burlington Coat Factory Warehouse 11.125% 4/15/14	60,000	56,550
Carrols 9.00% 1/15/13	33,000	32,258
Denny's Holdings 10.00% 10/1/12	57,000	57,428
#Expedia 144A 8.50% 7/1/16	90,000	91,575
*Ford Motor 7.45% 7/16/31	174,000	133,980
Ford Motor Credit
•3.26% 1/13/12	120,000	100,050
7.25% 10/25/11	47,000	44,217
7.50% 8/1/12	105,000	96,705
7.80% 6/1/12	250,000	231,399
*8.00% 6/1/14	100,000	92,212
Goodyear Tire & Rubber
*9.00% 7/1/15	104,000	106,080
10.50% 5/15/16	42,000	45,045
Interface
9.50% 2/1/14	19,000	18,216
#144A 11.375% 11/1/13	20,000	21,325
#Invista 144A 9.25% 5/1/12	118,000	116,378
#Landry's Restaurants 144A 14.00% 8/15/11	66,000	66,083
Levi Strauss 9.75% 1/15/15	130,000	133,575
M/I Homes 6.875% 4/1/12	75,000	69,375
Macy's Retail Holdings
8.875% 7/15/15	66,000	67,168
10.625% 11/1/10	42,000	43,100
Meritage Homes
6.25% 3/15/15	24,000	20,760
7.00% 5/1/14	108,000	95,580
Mobile Mini 6.875% 5/1/15	104,000	92,560
Mohawk Industries 6.125% 1/15/16	80,000	75,159
New Albertsons 7.25% 5/1/13	42,000	41,160
*OSI Restaurant Partners 10.00% 6/15/15	83,000	68,890
Quiksilver 6.875% 4/15/15	100,000	64,000

*Rite Aid 9.375% 12/15/15	190,000	140,599
Ryland Group 8.40% 5/15/17	94,000	95,880
#Sealy Mattress 144A 10.875% 4/15/16	38,000	41,040
Tenneco 8.625% 11/15/14	146,000	129,210
Toys R US
*7.625% 8/1/11	94,000	89,300
7.875% 4/15/13	61,000	52,308
#Toys R Us Property 144A 10.75% 7/15/17	66,000	67,320
*#TRW Automotive 144A 7.00% 3/15/14	210,000	183,749
		3,061,668
Consumer Non-Cyclical – 2.38%
#Alliance One International 144A 10.00% 7/15/16	133,000	132,003
Bausch & Lomb 9.875% 11/1/15	137,000	138,027
Cornell 10.75% 7/1/12	52,000	52,845
DJO Finance 10.875% 11/15/14	80,000	77,200
#Dole Foods 144A 13.875% 3/15/14	94,000	107,630
Elan Finance 7.75% 11/15/11	108,000	105,300
#Ingles Markets 144A 8.875% 5/15/17	75,000	75,563
Inverness Medical Innovations 9.00% 5/15/16	104,000	103,740
#JBS USA Finance 144A 11.625% 5/1/14	113,000	119,214
JohnsonDiversey Holdings 10.67% 5/15/13	104,000	97,760
LVB Acquisition
PIK 10.375% 10/15/17	57,000	59,708
11.625% 10/15/17	75,000	79,688
#M-Foods Holdings 144A 9.75% 10/1/13	42,000	42,735
Smithfield Foods
7.75% 5/15/13	80,000	66,400
#144A 10.00% 7/15/14	113,000	115,825
Supervalu 8.00% 5/1/16	19,000	18,786
Universal Hospital Services PIK 8.50% 6/1/15	80,000	77,600
Yankee Acquisition 8.50% 2/15/15	15,000	13,650
		1,483,674
Energy – 3.84%
Berry Petroleum 10.25% 6/1/14	66,000	69,218
Chesapeake Energy
6.375% 6/15/15	131,000	120,029
9.50% 2/15/15	24,000	24,600
Complete Production Service 8.00% 12/15/16	47,000	40,538
Copano Energy 7.75% 6/1/18	94,000	87,420
Denbury Resources
7.50% 4/1/13	15,000	14,925
9.75% 3/1/16	66,000	69,795
Dynergy Holdings 7.75% 6/1/19	137,000	97,955
El Paso
6.875% 6/15/14	47,000	46,083
7.00% 6/15/17	52,000	49,135
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11	33,000	33,887
Forest Oil 7.25% 6/15/19	94,000	88,830
Geophysique-Veritas
7.50% 5/15/15	28,000	26,740
7.75% 5/15/17	108,000	102,600
#Helix Energy Solutions Group 144A 9.50% 1/15/16	156,000	147,419
#Hilcorp Energy I 144A
7.75% 11/1/15	47,000	43,593
9.00% 6/1/16	94,000	90,240
#Holly 144A 9.875% 6/15/17	66,000	66,165
*Key Energy Services 8.375% 12/1/14	141,000	128,310
Mariner Energy 8.00% 5/15/17	118,000	105,020
MarkWest Energy Partners/Finance 8.75% 4/15/18	85,000	81,175
Massey Energy 6.875% 12/15/13	137,000	129,464
OPTI Canada
7.875% 12/15/14	61,000	39,345
8.25% 12/15/14	52,000	34,060
PetroHawk Energy
9.125% 7/15/13	52,000	53,040
7.875% 6/1/15	80,000	78,000
Petroleum Development 12.00% 2/15/18	118,000	110,330
Quicksilver Resources 11.75% 1/1/16	118,000	125,670
Regency Energy Partners 8.375% 12/15/13	57,000	56,288
#SandRidge Energy 144A 9.875% 5/15/16	123,000	123,615
Whiting Petroleum 7.25% 5/1/13	104,000	103,480
		2,386,969
Finance & Investments – 1.33%
Cardtronics 9.25% 8/15/13	141,000	138,180
International Lease Finance
5.25% 1/10/13	85,000	65,626
5.35% 3/1/12	15,000	12,379
5.55% 9/5/12	50,000	39,832
5.625% 9/20/13	120,000	92,339
6.375% 3/25/13	25,000	19,632
6.625% 11/15/13	70,000	54,250

MetLife 6.40% 12/15/36	135,000	107,663
•#MetLife Capital Trust X 144A 9.25% 4/8/38	100,000	97,489
@#Nuveen Investments 144A 10.50% 11/15/15	269,000	203,094
		830,484
Media – 2.92%
Affinion Group I 11.50% 10/15/15	70,000	67,550
Belo 6.75% 5/30/13	85,000	74,375
‡#Charter Communications Operating 144A
*8.00% 4/30/12	33,000	33,413
8.375% 4/30/14	66,000	67,155
10.875% 9/15/14	273,000	297,569
#CSC Holdings 144A 8.50% 6/15/15	80,000	81,200
#DISH DBS 144A 7.875% 9/1/19	150,000	148,688
Interpublic Group
6.25% 11/15/14	38,000	35,245
#144A 10.00% 7/15/17	42,000	44,100
Lamar Media 6.625% 8/15/15	80,000	70,400
LIN Television 6.50% 5/15/13	20,000	15,200
#Mediacom Capital 144A 9.125% 8/15/19	95,000	94,525
Nielsen Finance
10.00% 8/1/14	75,000	71,250
11.50% 5/1/16	25,000	25,000
11.625% 2/1/14	2,000	1,995
Ω12.50% 8/1/16	66,000	46,530
#144A 11.50% 5/1/16	10,000	10,000
#144A 11.625% 2/1/14	40,000	39,900
#Rainbow National Services 144A 10.375% 9/1/14	66,000	69,300
Sinclair Broadcast Group 8.00% 3/15/12	15,000	12,413
#Sirius XM Radio 144A 9.75% 9/1/15	15,000	15,075
#Terremark Worldwide 144A 12.00% 6/15/17	66,000	69,713
#Univision Communications 144A 12.00% 7/1/14	28,000	29,540
#UPC Holding 144A 9.875% 4/15/18	100,000	101,625
Videotron 9.125% 4/15/18	132,000	139,920
Visant Holding 8.75% 12/1/13	118,000	119,770
XM Satellite Radio Holdings PIK 10.00% 6/1/11	38,000	34,485
		1,815,936
Real Estate – 0.18%
Developers Diversified Realty 5.375% 10/15/12	125,000	113,623
		113,623
Services Cyclical – 3.83%
*ARAMARK 8.50% 2/1/15	132,000	128,700
#Ashtead Capital 144A 9.00% 8/15/16	100,000	88,250
Avis Budget Car Rental 8.00% 5/15/16	80,000	64,000
Delta Air Lines 7.92% 11/18/10	61,000	56,120
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	140,000	136,500
Gaylord Entertainment
6.75% 11/15/14	66,000	55,935
8.00% 11/15/13	15,000	13,763
Global Cash Access 8.75% 3/15/12	66,000	65,175
#Harrahs Operating 144A 10.00% 12/15/18	94,000	66,270
#Harrahs Operating Escrow 144A 11.25% 6/1/17	212,000	216,769
Hertz
8.875% 1/1/14	99,000	95,288
*10.50% 1/1/16	91,000	90,090
#Kansas City Southern de Mexico 144A 12.50% 4/1/16	100,000	106,000
MGM MIRAGE
*6.625% 7/15/15	42,000	30,345
7.50% 6/1/16	42,000	30,240
*7.625% 1/15/17	90,000	64,800
*#144A 11.125% 11/15/17	57,000	61,988
#144A 13.00% 11/15/13	151,000	169,119
@Northwest Airlines 10.00% 2/1/10	55,000	182
Pinnacle Entertainment 7.50% 6/15/15	226,000	197,749
@#Pokagon Gaming Authority 144A 10.375% 6/15/14	141,000	143,115
Royal Caribbean Cruises 6.875% 12/1/13	80,000	69,600
RSC Equipment Rental 9.50% 12/1/14	137,000	123,300
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	145,000	124,571
8.03% 10/1/20	75,000	65,174
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	171,000	122,265
		2,385,308
Services Non-cyclical – 1.58%
Alliance Imaging 7.25% 12/15/12	104,000	97,760
Casella Waste Systems 9.75% 2/1/13	137,000	121,930
Community Health Systems 8.875% 7/15/15	62,000	62,543

HCA PIK 9.625% 11/15/16	255,000	258,187
Psychiatric Solutions
7.75% 7/15/15	94,000	88,830
#144A 7.75% 7/15/15	42,000	38,640
Select Medical 7.625% 2/1/15	179,000	163,785
•US Oncology Holdings PIK 6.904% 3/15/12	174,000	148,770
		980,445
Technology & Electronics – 1.54%
Anixter 10.00% 3/15/14	52,000	53,950
Avago Technologies Finance 10.125% 12/1/13	75,000	78,750
*First Data 9.875% 9/24/15	325,000	279,500
Freescale Semiconductor 8.875% 12/15/14	198,000	134,640
Jabil Circuit 7.75% 7/15/16	71,000	70,201
Sanmina-SCI 8.125% 3/1/16	154,000	133,595
SunGard Data Systems 10.25% 8/15/15	138,000	137,310
#Unisys 144A 12.75% 10/15/14	71,000	73,219
		961,165
Telecommunications – 4.91%
Cincinnati Bell 7.00% 2/15/15	108,000	102,060
Citizens Communications 7.125% 3/15/19	79,000	72,285
Cricket Communications 9.375% 11/1/14	207,000	196,133
#Digicel Group 144A
8.875% 1/15/15	100,000	89,750
12.00% 4/1/14	100,000	106,500
#DigitalGlobe 144A 10.50% 5/1/14	61,000	64,126
Hughes Network Systems 9.50% 4/15/14	127,000	129,540
#Intelsat Bermuda 144A 11.25% 2/4/17	283,000	268,850
Intelsat Jackson Holdings 11.25% 6/15/16	236,000	247,210
Level 3 Financing
9.25% 11/1/14	66,000	54,780
12.25% 3/15/13	66,000	64,680
Lucent Technologies 6.45% 3/15/29	156,000	106,860
MetroPCS Wireless 9.25% 11/1/14	144,000	142,020
Nextel Communications
6.875% 10/31/13	24,000	21,600
7.375% 8/1/15	401,000	344,358
#NII Capital 144A 10.00% 8/15/16	138,000	137,310
#Nordic Telephone Holdings 144A 8.875% 5/1/16	75,000	76,500
#PAETEC Holding 144A 8.875% 6/30/17	71,000	67,983
#Qwest 144A 8.375% 5/1/16	5,000	5,075
Qwest Communications International 7.50% 2/15/14	61,000	59,170
Sprint Nextel 6.00% 12/1/16	94,000	79,430
Telesat Canada
11.00% 11/1/15	80,000	82,000
12.50% 11/1/17	94,000	97,290
#VimpelCom 144A 9.125% 4/30/18	150,000	150,000
Virgin Media Finance 8.75% 4/15/14	99,000	100,980
#Wind Acquisition Finance 144A
10.75% 12/1/15	75,000	81,000
11.75% 7/15/17	100,000	109,000
		3,056,490
Utilities – 1.91%
AES
7.75% 3/1/14	83,000	81,236
8.00% 10/15/17	47,000	45,238
*Edison Mission Energy 7.00% 5/15/17	165,000	126,844
Elwood Energy 8.159% 7/5/26	167,845	147,714
Energy Future Holdings 10.875% 11/1/17	66,000	47,520
Mirant Americas Generation 8.50% 10/1/21	200,000	166,000
wMirant Mid Atlantic Pass Through Trust Series A 8.625% 6/30/12	59,067	59,510
NRG Energy
7.375% 2/1/16	179,000	171,616
7.375% 1/15/17	45,000	42,975
Orion Power Holdings 12.00% 5/1/10	116,000	120,350
•Puget Sound Energy 6.974% 6/1/67	110,000	88,318
*Texas Competitive Electric Holdings 10.25% 11/1/15	141,000	94,118
		1,191,439
Total Corporate Bonds (cost $23,521,505)		24,516,833

«Senior Secured Loans – 1.04%
Chester Downs & Marina 12.375% 12/31/16	72,000	70,380
Northwest Airlines 2.28% 8/21/13	79,184	76,338
Talecris Biotherapeutics 2nd Lien 6.96% 12/6/14	225,000	217,687
Texas Competitive Electric Holdings Term Tranche Loan B2 3.776% 10/10/14	115,708	88,195
Univision Communications Term Tranche Loan B 2.535% 9/29/14	245,000	193,006
Total Senior Secured Loans (cost $562,574)		645,606

	Number of
	Shares
Exchange Traded Funds – 0.18%
Commodity Fund – 0.14%
*SPDR Gold Trust	900	84,060
		84,060
Equity Fund – 0.04%
*ProShares UltraShort Real Estate	2,400	27,504
		27,504
Total Exchange Traded Funds (cost $141,086)		111,564

Limited Partnership – 0.18%
Brookfield Infrastructure Partners	7,600	115,216
Total Limited Partnership (cost $144,435)		115,216

Warrant – 0.00%
=†Port Townsend	70	1
Total Warrant (cost $1,680)		1
	Principal
	Amount
≠Discount Note – 5.26%
Federal Home Loan Bank 0.081% 9/1/09	$3,273,008	3,273,008
Total Discount Note (cost $3,273,008)		3,273,008

Total Value of Securities Before Securities Lending Collateral – 131.32%
(cost $88,768,569)		81,749,035
	Number of
	Shares
Securities Lending Collateral** – 7.71%
Investment Companies
Mellon GSL DBT II Collateral Fund	916,418	916,418
BNY Mellon SL DBT II Liquidating Fund	3,942,094	3,882,568
@†Mellon GSL Reinvestment Trust II	163,237	16
Total Securities Lending Collateral (cost $5,021,749)		4,799,002

Total Value of Securities – 139.03%
(cost $93,790,318)		86,548,037 ©
Obligation to Return Securities Lending Collateral** – (8.07%)		(5,021,749)
Borrowing Under Line of Credit – (32.49%)		(20,225,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.53%		949,780
Net Assets Applicable to 9,439,043 Shares Outstanding – 100.00%		$62,251,068

†Non income producing security.
‡Non income producing security. Security is currently in default.
•Variable rate security. The rate shown is the rate as of August 31, 2009.
@Illiquid security. At August 31, 2009, the aggregate amount of illiquid securities was $1,330,346, which represented 2.14% of the Fund’s net assets. See Note 6 in “Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2009, the aggregate amount of fair valued securities was $831,699, which represented 1.34% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2009, the aggregate amount of Rule 144A securities was $11,374,709, which represented 18.27% of the Fund’s net assets. See Note 6 in "Notes."
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2009, the aggregate amount of the restricted securities was $4 or 0.00% of the Fund's net assets. See Note 6 in "Notes."
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
fStep coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2009.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
≠The rate shown is the effective yield at the time of purchase.
*Fully or partially on loan.
**See Note 5 in "Notes."
©Includes $4,973,003 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
SPDR – Standard & Poor’s Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principals and are consistently followed by Delaware Investments® Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005 – November 30, 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$94,316,604
Aggregate unrealized appreciation	4,606,645
Aggregate unrealized depreciation	(12,375,212)
Net unrealized depreciation	$(7,768,567)

For federal income tax purposes, at November 30, 2008, $16,115,503 capital loss carryforward may be carried forward and applied against future capital gains. Such capital loss carryforward expire in 2016.

The Fund applies Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of August 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$41,677,209	$-	$757,334	$42,434,543
Corporate Debt	-	35,662,957	176,779	35,839,736
Investment Companies	111,564	-	-	111,564
Short-Term	-	3,273,008	-	3,273,008
Securities Lending Collateral	916,418	3,882,568	16	4,799,002
Other	-	72,983	17,201	90,184
Total	$42,705,191	$42,891,516	$951,330	$86,548,037

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Securities
		Common	Corporate	Lending
	Total	Stock	Debt	Collateral	Other
Balance as of 11/31/08	$901,382	$4	$362,100	$13,385	$525,893
Net purchases, sales, and settlements	(678,486)	(227,959)	(450,527)	-	-
Net realized gain (loss)	(395,462)	-	32,264	-	(427,726)
Net transfers in and/or out of Level 3	1,102,939	1,102,939	-	-	-
Net change in unrealized
appreciation/depreciation	20,957	(117,650)	232,942	(13,369)	(80,966)
Balance as of 8/31/09	$951,330	$757,334	$176,779	$16	$17,201

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/09	$(220,436)	$(117,650)	$(3,570)	$(13,369)	$(85,847)

3. Line of Credit
For the period ended August 31, 2009, the Fund borrowed money pursuant to a $44,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 16, 2009. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2009, the par value of loans outstanding was $20,225,000 at a variable interest rate of 1.04%. During the period ended August 31, 2009, the average daily balance of loans outstanding was $20,225,000 at a weighted average interest rate of approximately 1.07%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2009, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended August 31, 2009, the Fund did not enter into any CDS contracts as a seller of protection. CDS contracts were outstanding at August 31, 2009.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At August 31, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund's exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2009, the value of securities on loan was $4,973,003, for which the Fund received collateral, comprised of non-cash collateral valued at $92,880, and cash collateral of $5,021,749. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral."

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable of the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2009. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund will be scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the fourth quarter of 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

8. Subsequent Events
Effective August 31, 2009, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to August 31, 2009 through October 25, 2009, the date of issuance of the Fund’s schedule of portfolio holdings, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: